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                  [PBTK PIERCY BOWLER TAYLOR & KERN LETTERHEAD]


                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation of our report dated October 25, 2002, appearing in the Annual Report on Form 10-KSB of American Vantage Companies for the year ended July 31, 2002, in the Company's Registration Statement on Form S-8, SEC File No. 333-00905.

/s/ Piercy Bowler Taylor & Kern

Las Vegas, Nevada
November 11, 2002